UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2015

CORINDUS VASCULAR ROBOTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-176581	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Rd., Suite 105

Waltham, MA 02452

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (508) 653-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 30, 2015, shareholders of Corindus Vascular Robotics, Inc. (the “Company”) holding a majority of the Company’s outstanding shares of Common Stock adopted the following resolutions by written action:

(i)	re-election of all directors serving on the date of the written action: Jeffrey C. Lightcap, David M. Handler, Hillel Bachrach, Jeffrey Gold, David White, Gerard Winkels and Michael Mashaal;

(ii)	ratification of the appointment of Ernst & Young LLP as the independent registered public accountants to conduct the audit of the Company’s financial records for the year ending December 31, 2015 and

(iii)	amendment to the 2014 Stock Award Plan to increase the number of reserved shares thereunder from 9,035,016 to 18,661,856 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2015	CORINDUS VASCULAR ROBOTICS, INC.

	By:	/s/ David M. Handler
	Name:	David M. Handler
	Title:	Chief Executive Officer